UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of principal executive offices)

(Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 13, 2022, pursuant to the previously announced Partnership Interest Purchase Agreement, dated as of August 1, 2022, by and among Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”) and the General Partner of the Partnerships (as defined below), Clio Subsidiary, LLC (“Clio Subsidiary”), a Delaware limited liability company and indirect, wholly-owned subsidiary of Consolidated Communications Holdings, Inc., a Delaware corporation (the “Company”), and, solely for the purposes of certain provisions specified therein, Consolidated Communications Enterprise Services, Inc., a Delaware corporation (the “Purchase Agreement”), Clio Subsidiary completed the sale of its limited partnership interests (each, a “Partnership Interest” and collectively, the “Partnership Interests”) in the Pittsburgh SMSA Limited Partnership, GTE Mobilnet of Texas RSA #17 Limited Partnership (“RSA #17 Limited Partnership”), GTE Mobilnet of South Texas Limited Partnership, Pennsylvania RSA No. 6(I) Limited Partnership and Pennsylvania RSA No. 6(II) Limited Partnership.

Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions set forth therein, the Partnership Interests were sold to Verizon, except that a portion of Clio Subsidiary’s Partnership Interest in the RSA #17 Limited Partnership was sold to Eastex Telecom Investments, LLC (“Eastex”) pursuant to a right of first refusal available to Eastex as a limited partner of the RSA #17 Limited Partnership.

The aggregate gross cash proceeds of the sale of the Partnerships Interests was $490 million.

The foregoing description of the Purchase Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement. A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the Securities and Exchange Commission (the “SEC”) on August 1, 2022, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 of the Company are hereby filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Partnership Interest Purchase Agreement, dated as of August 1, 2022, by and among Cellco Partnership, Clio Subsidiary, LLC and, solely for the purposes of certain provisions specified therein, Consolidated Communications Enterprise Services, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K, as filed by the Company with the SEC on August 1, 2022).

99.1	Unaudited pro forma condensed consolidated financial statements of the Company as of June 30, 2022, for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2022	CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

	By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Chief Financial Officer